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             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

           SUPPLEMENT DATED JANUARY 26, 2007 TO THE PROSPECTUS DATED
          MAY 1, 2006 OF THE DIVERSIFIED INVESTORS VARIABLE FUNDS AND
               THE DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

     THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING CHANGES TO THE DIVERSIFIED INVESTORS VARIABLE FUNDS INTERMEDIATE GOVERNMENT BOND SUBACCOUNT'S INVESTMENT POLICIES AND SHOULD BE READ IN CONJUNCTION WITH THE SUBACCOUNT'S PROSPECTUS.

DIVERSIFIED INVESTORS VARIABLE FUNDS INTERMEDIATE GOVERNMENT BOND SUBACCOUNT

     The Board of Trustees of Diversified Investors Portfolios has approved changes to the investment objective and strategy of the Diversified Intermediate Government Bond Portfolio. Currently, the Diversified Investors Variable Funds Intermediate Government Bond Subaccount invests in the Portfolio, and will continue to invest in the Portfolio upon the effectiveness of the changes described below.

  CHANGE IN NAME, INVESTMENT OBJECTIVE, AND STRATEGY

     Effective May 1, 2007, the Portfolio's objective will be to seek maximum real return consistent with the preservation of capital. The Portfolio will seek its objective by investing primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Portfolio will also invest in inflation-protected securities of U.S. corporations, foreign governments, and other foreign issuers.

     Effective May 1, 2007, the Portfolio's name will change to "Diversified Inflation-Protected Securities Portfolio," consistent with this change in investment objective and strategy. The Diversified Investors Variable Funds Intermediate Government Bond Subaccount's name will also change to the "Diversified Investors Variable Funds Inflation-Protected Securities Subaccount." Under normal circumstances the Portfolio will invest at least 80% of its net assets in inflation-protected securities and related investments.

     The Portfolio is expected to also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.

     The Portfolio is expected to maintain an average portfolio duration that is within +/-20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of December 31, 2006, the duration of the index was 6.43 years. The Portfolio may invest in securities of any maturity.

     Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security's principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a "real" rate of interest (i.e., a return over and above the inflation rate).

     Market values of inflation-protected securities can be affected by changes in the market's inflation expectations or changes in real rates of interest. If real interest rates rise, the value of inflation-protected securities held by the Portfolio may decline. Moreover, because the principal amount of inflation-protected securities may be adjusted downward during a period of deflation to the original par value, the Portfolio will be subject to deflation risk with respect to its investments in these securities. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

  CHANGE IN SUBADVISER

     It is expected that BlackRock Financial Management, Inc. ("BlackRock") will be appointed as subadviser of the Portfolio effective May 1, 2007, to manage the Portfolio in accordance with its new investment objective and strategy. Allegiance Capital Management will continue to serve as subadviser to the Portfolio until the change in investment objective and strategy is effective on May 1, 2007. At that time, it is expected that BlackRock will replace Allegiance Capital Management as subadviser to the Portfolio.
Form No. 2892 (Rev. 01/07)                                              33-73734
                                                                       333-08543